UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 1997


                        ABC DISPENSING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                     0-14922                59-2001203
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


          451 KENNEDY ROAD
          AKRON, OHIO                                        44305
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (330) 733-2841

FAILURE TO MEET NASDAQ STOCK LISTING REQUIREMENTS


      The Company has failed to meet the Nasdaq capital and surplus requirement, as set forth in NASD Marketplace Rule 4310(c)(03). The Nasdaq Listing
Qualifications Panel has granted the Company an exception regarding this requirement. The exception requires that the Company must make a public filing with the SEC and Nasdaq on or before December 2, 1996. The filing must contain a balance sheet no older than October 31, 1996 with pro forma adjustments for any significant transactions occurring on or before the filing date. The December 2 filing did evidence the minimum capital and surplus requirement of $1,800,000 with a capital and surplus balance of $2,437,000.

      The exception further requires that the Company make a second public filing with the SEC and Nasdaq on or before January 3, 1997. The second filing must contain a balance sheet no older than November 30, 1996 with pro forma adjustments for any significant transactions occurring on or before the filing date. The filing must evidence minimum capital and surplus in excess of $2,400,000, as well as compliance with all other criteria necessary for continued listing. The Company has met the January 3 requirement with a capital and surplus balance of $2,623,000.

TWO FORTHCOMING NEW-PRODUCT LAUNCHES PROCEEDING ON COURSE

      On October 22, 1996 the Company announced a preliminary agreement to form a joint venture with Wm. H. Leahy Associates, a privately owned national food service marketing company based in Chicago. The partnership combines ABC's proprietary dispensing technology and equipment with a specially formulated fresh-fruit concentrate developed by Leahy for sale to the institutional food marketplace. The proposed agreement calls for the two companies to share ongoing revenues and profits on a basis to be determined after completion of field testing, which is expected to be escalated in January 1997.

      In December 1996, the Company unveiled a new 18 canister, modular paint-tint dispenser to a major retailing chain. This tint-dispensing system, which features proprietary computerized software, and self-calibrates on an hourly basis while automatically adjusting for changes in density, viscosity, temperature and rheology, is scheduled for field testing by the beginning of January 1997. This self-calibrating system will make paint dispensing more accurate and efficient from the standpoint of color matching, cost savings and environmental friendliness for the benefit of both retailers and consumers.












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
                        ABC DISPENSING TECHNOLOGIES, INC.
                           CONSOLIDATED BALANCE SHEET

                                                                                  Estimated            Actual
                                                                                  Unaudited         Unaudited
           ASSETS                                                           January 3, 1997  October 26, 1996
-------------------------------------------------------------------------------------------------------------
Current assets:
           Cash and cash equivalents                                           $  1,265,000      $    472,000
           Trade receivables:
             Accounts receivable, less allowance for doubtful accounts
               of $154,000 as of November 30 and $152,000 as of October 26          490,000           337,000
             Notes receivable (short-term)                                           33,000            33,000
           Inventories                                                            1,045,000         1,156,000
                                                                               ------------      ------------
                     Total current assets                                         2,833,000         1,998,000

Property, Plant and Equipment                                                     1,848,000         1,507,000
Less accumulated depreciation                                                      (827,000)         (821,000)
                                                                               ------------      ------------
                                                                                  1,021,000           686,000
Other assets:
           Notes receivable (long-term)                                              83,000            86,000
             Intangible assets, less accumulated
             amortization of $522,000 as of November 30
             and $516,000 as of October 26                                          132,000           138,000
           Patents pending and deferred charges                                     137,000           145,000
                                                                               ------------      ------------
               Total other assets                                                   352,000           369,000
                                                                               ------------      ------------

Total Assets                                                                   $  4,206,000      $  3,053,000
                                                                               ============      ============


LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------------------------------------
Current liabilities:
           Accounts payable                                                    $    534,000      $    684,000
           Line of Credit                                                                 0           225,000
           Notes payable to related party                                          (110,000)         (110,000)
              Current portion of long-term debt                                      18,000            18,000
           Accrued liabilities:
             Legal fees and settlement costs                                         39,000           151,000
             Employee compensation and benefits                                     317,000           306,000
             Warranty reserve                                                       126,000           192,000
             Other                                                                  195,000           271,000
           Deferred income                                                                0            19,000
           Projected December loss                                                  168,000                 0
                                                                               ------------      ------------
                     Total current liabilities                                    1,287,000         1,756,000

Long-term debt                                                                      296,000           298,000

Stockholders' equity:
           Common Stock, $.01 par value; authorized
             50,000,000 shares; 17,109,160 shares issued
             and outstanding (17,109,160 at October 26, 1996)                       171,000           171,000
           Preferred Stock                                                        2,600,000         1,225,000
           Additional paid-in capital                                            19,009,000        19,010,000
           Retained earnings (deficiency)                                       (18,936,000)      (19,266,000)
           Projected December loss                                                 (168,000)                0
                                                                               ------------      ------------
                                                                                  2,676,000         1,140,000
           Less notes receivable - stockholders                                     (53,000)         (141,000)
                                                                               ------------      ------------
              Total Stockholders' Equity                                          2,623,000           999,000
                                                                               ------------      ------------
Total Liabilities and Stockholders' Equity                                     $  4,206,000      $  3,053,000
                                                                               ============      ============


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






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ABC DISPENSING TECHNOLOGIES, INC.


Date:  January 3, 1997                    By:/s/Charles M. Stimac, Jr.
                                             --------------------------------
                                             Charles M. Stimac, Jr.
                                             President/CEO



































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